UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 13, 2006

(Date of earliest event reported)

LENOX GROUP INC

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11908

Delaware	13-3684956
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344

(Address of principal executive offices, including zip code)

(952) 944-5600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 13, 2006, in response to articles appearing in the business sections of the St. Paul Pioneer Press and the Minneapolis Star Tribune, Lenox Group Inc released to each newspaper the statement being furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

c)	Exhibits

99.1       Statement of Lenox Group Inc released to the St. Paul Pioneer Press and the Minneapolis Star Tribune on November 13, 2006. This statement is being “furnished” and shall not be deemed “filed” pursuant to Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENOX GROUP INC

By:	/s/ Timothy J. Schugel
Timothy J. Schugel Chief Financial Officer

Date: November 13, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Statement of Lenox Group Inc released to the St. Paul Pioneer Press and the Minneapolis Star Tribune on November 13, 2006. This statement is being “furnished” and shall not be deemed “filed” pursuant to Instruction B.2 of Form 8-K.